SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The India Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ___________________________________________________________________.

      2)    Aggregate number of securities to which transaction applies:
            ___________________________________________________________________.

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
            ___________________________________________________________________.

      4)    Proposed maximum aggregate value of transaction:
            ___________________________________________________________________.

      5)    Total fee paid:
            ___________________________________________________________________.

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

      1)    Amount Previously Paid:
            ___________________________________________________________________.

      2)    Form, Schedule or Registration Statement No.:
            ___________________________________________________________________.

      3)    Filing Party:
            ___________________________________________________________________.

      4)    Date Filed:
            ___________________________________________________________________.

                              The India Fund, Inc.

                             CIBC Oppenheimer Tower
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   March 9, 1999

To the Stockholders:

      The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at the offices of CIBC Oppenheimer Corp., CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 23, 1999, at 10:00 a.m., for the purposes of considering and voting upon:

            1. The election of directors (Proposal 1).

            2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 1999 (Proposal 2).

            3. Any other business that may properly come before the meeting.

      The close of business on March 5, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,


                                             /s/ Robert A. Blum

                                             Robert A. Blum
                                             President and Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  Registration

      Corporate Accounts                            Valid Signature

      (1)  ABC Corp. ............................   ABC Corp.
      (2)  ABC Corp. ............................   John Doe, Treasurer
      (3)  ABC Corp. c/o John Doe, Treasurer ....   John Doe
      (4)  ABC Corp. Profit Sharing Plan ........   John Doe, Trustee

      Trust Accounts

      (1)  ABC Trust ............................   Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee u/t/d 12/28/78 ..   Jane B. Doe

      Custodial or Estate Accounts

      (1)  John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA ......   John B. Smith
      (2)  John B. Smith ........................   John B. Smith, Jr., Executor

                              The India Fund, Inc.

                             CIBC Oppenheimer Tower
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of CIBC Oppenheimer Corp., CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 23, 1999, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 9, 1999. The Fund's annual report containing financial statements for the fiscal year ended December 31, 1998 is available, free of charge, by contacting Advantage Advisers, Inc. at the address listed above or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on March 5, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 33,782,133 shares of Common Stock outstanding.

      In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

      Advantage Advisers, Inc. ("Advantage"), whose principal business address is CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class I Directors to hold office until the 2002 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The terms of office of the Class II and the Class III Directors expire at the Annual Meetings of Stockholders in 2000 and 2001, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the nominees has been previously elected to the Board of Directors by shareholders.

      The following table provides information concerning the nominees for election as directors:

                                                                                              Shares of Common Stock
                                                                                                Beneficially Owned,
Nominees and Principal Occupations                                                          Directly or Indirectly, on
During the Past Five Years                                 Director Since         Age          February 1, 1999 (A)
------------------------------------------------------------------------------------------------------------------------
Nominees to serve until the year 2002
   Annual Meeting of Stockholders

Leslie H. Gelb, Member of Audit Committee; President,
   The Council on Foreign Relations (1993-Present);
   Columnist (1991-1993), Deputy Editorial
   Page Editor (1986-1990) and Editor,
   Op-Ed Page (1988-1990), The New York Times.                  1995               62                     0

Gabriel Seeyave, Tax Advisor; formerly Partner,
   De Chazal Du Mee & Co. (chartered accountants);
   Director, The United Basalt Products Limited.                1994               67                     0

      The following table provides information concerning the directors serving until the year 2000 and 2001 Annual Meetings of Stockholders:

                                                                                              Shares of Common Stock
                                                                                                Beneficially Owned,
Directors and Principal Occupations                                                         Directly or Indirectly, on
During the Past Five Years                                 Director Since         Age          February 1, 1999 (A)
------------------------------------------------------------------------------------------------------------------------
Director serving until the year 2000
   Annual Meeting of Stockholders

Jeswald W. Salacuse, Member of Audit Committee;
   Henry J. Braker Professor of Commercial Law,
   The Fletcher School of Law & Diplomacy (1990-Present);
   Dean, The Fletcher School of Law & Diplomacy,
   Tufts University (1986-1994).                                1994               61                        403

Charles F. Barber, Chairman of Audit Committee;
   Consultant; formerly Chairman of the Board,
   ASARCO Incorporated.                                         1994               82                      1,000

Directors serving until the year 2001
   Annual Meeting of Stockholders

Alan H. Rappaport*, Chairman; Managing Director,
   CIBC Oppenheimer Corp.; Director and President,
   Advantage Advisers, Inc. (1993-Present).                     1994               45                      3,012

Sir Rene Maingard C.B.E.; Director,
   Rogers & Co., Ltd. (shipping, banking).                      1994               81                          0

----------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of a relationship with Advantage.

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

      Each of Messrs. Gelb, Salacuse, Barber and Rappaport serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, two registered investment companies advised by an affiliate of Advantage, six registered investment companies co-advised by Value Advisors LLC ("Value Advisors") and Salomon Brothers Asset Management Inc ("SBAM") and ten other registered investment companies advised by SBAM. Messrs. Gelb and Salacuse are directors of four other registered investment companies advised by Value Advisors and SBAM, one other investment company advised by Value Advisors and OpCap Advisors and one other registered investment company advised by Advantage. Mr. Salacuse is a director of four other registered investment companies advised by SBAM. Mr. Rappaport is a director of two other registered investment companies advised by Advantage, and is a director of two registered investment companies advised by an affiliate of Advantage.

      At February 1, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

      The following table sets forth the beneficial ownership of shares of the Fund, at February 1, 1999, by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

      Name of Beneficial Owner              Beneficially Owned  Percent Ownership
      ---------------------------------------------------------------------------
      City of London Investment Group PLC*      3,154,150            9.28%
          10 Eastcheap
          London EC3M ILX
          England

----------

* Based solely upon information presented in Schedule 13G, providing information as of December 31, 1998, filed by City of London Investment Group PLC ("PLC"), which reports sole voting and dispositive power as to all such shares, as well as a Schedule 13G, providing information as of December 31, 1998, filed by City of London Investment Management Company Ltd, which reports voting and dispositive power as to 2,855,496 shares, representing 8.4% of the outstanding shares of the Fund. These are affiliated entities. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these affiliated entities is reflected in the Schedule 13G filed by PLC. Pursuant to this understanding, as of December 31, 1998, such ownership would be 3,154,150 shares, representing 9.28% of the outstanding shares of the Fund.

      In addition, at February 1, 1999, Cede & Co., a nominee for participants in Depository Trust Company, held of record 33,506,546 shares, equal to 99.05% of the outstanding shares of the Fund.

      The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Rappaport, the current executive officers of the Fund are:

       Name                    Office                  Age     Officer Since
       -------------------------------------------------------------------------
       Robert A. Blum          President and           38         1994
                               Secretary

       Gerald A. Rothstein     Vice President and      57         1998
                               Assistant Secretary

       Lenard Brafman          Treasurer               44         1998

      Mr. Blum is Managing Director, CIBC Oppenheimer Corp. ("CIBC OpCo") (1994-Present) and Associate General Counsel, CIBC OpCo. Mr. Blum previously served as Senior Vice President, CIBC OpCo (1992-1994). Mr. Rothstein is Managing Director, CIBC OpCo (1983-Present). Mr. Brafman is Executive Director, Finance Department, CIBC OpCo (1997-Present). Mr. Brafman previously served as Senior Vice President, Finance Department, Oppenheimer & Co., Inc. (1993-1997). Messrs. Rappaport, Blum, Rothstein and Brafman also serve as officers of various other registered investment companies advised by Advantage.

      The Fund's Audit Committee is composed of Messrs. Barber, Gelb and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the year ended December 31, 1998. The Fund has no nominating or compensation committees.

      During the fiscal year ended December 31, 1998, the Board of Directors met six times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he is eligible.

      Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Infrastructure Leasing & Financial Services Limited ("ILFS"), the Fund's country adviser, or affiliates thereof. The following table provides information concerning the approximate compensation paid during the year ended December 31, 1998 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended December 31, 1998 by the Fund to Mr. Rappaport, who as an officer or employee of Advantage and CIBC OpCo., is an interested person as defined under the 1940 Act.

                                      Total Compensation
                          Aggregate    from Other Funds    Total Compensation
                        Compensation      Advised by            from Fund
Name of Director          from Fund      Advantage (B)      and Fund Complex
--------------------------------------------------------------------------------
                                       Directorships (A)    Directorships (A)

Leslie H. Gelb             $9,150         $8,500(1)             $17,650 (2)
Gabriel Seeyave            $9,150            0                   $9,150 (1)
Jeswald W. Salacuse        $9,150         $8,500(1)             $17,650 (2)
Charles F. Barber          $9,350         $8,600(1)             $18,621 (4)
Sir Rene Maingard          $9,150            0                   $9,150 (1)

----------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, ILFS, and their respective directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 1998.

Required Vote

      Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at December 31, 1998 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

      Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

                              Investment Management

Advantage Advisers, Inc.

      Advantage serves as the Fund's investment manager. The address of Advantage is CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281.

Infrastructure Leasing & Financial Services Limited

      ILFS serves as the Fund's country adviser. The address of ILFS is ITTS House, 5th Floor, 28, K Dubhash Marg., Bombay, India 400 023.

                                 Administration

      CIBC OpCo serves as the Fund's administrator. The address of CIBC OpCo is CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. CIBC OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

      Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is Les Jamalacs-Vieux Conseil Street, Port Louis, Mauritius.

                                 Other Business

      The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    Proposals to be Submitted by Stockholders

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2000, must be received by the Fund (addressed to The India Fund, Inc., CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 10, 1999. Any stockholder who desires to bring a proposal at the Fund's 2000 Annual Meeting of Stockholders without including such proposal in the Fund's Proxy Statement must deliver written notice thereof to the Secretary of the Fund (addressed to The India Fund, Inc., CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from January 25, 2000 to February 23, 2000.

                         Expenses of Proxy Solicitation

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, CIBC OpCo and ILFS or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $5,000 plus disbursements.

March 9, 1999

                              THE INDIA FUND, INC.

                ANNUAL MEETING OF STOCKHOLDERS -- April 23, 1999
               This Proxy is Solicited on Behalf of the Directors

      The undersigned hereby appoints Robert A. Blum, Carmine E. Angone, Maureen Seaman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at CIBC Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, April 23, 1999, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 9, 1999 and upon all other matters properly coming before said Meeting.

      Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
      A VOTE "FOR" PROPOSALS 1 (including all nominees for Director) AND 2.

1.  Election of Directors

|_| FOR all nominees listed below

|_| WITHHOLD AUTHORITY to vote for all nominees

|_| EXCEPTIONS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions box" and place that nominee's name in the space provided below.)

Directors to serve until year 2002 Annual Meeting: Leslie H. Gelb and Gabriel Seeyave

|_| Exceptions
              ------------------------------------------------------------------

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ended December 31, 1999.

|_| FOR                          |_| AGAINST                         |_| ABSTAIN

3. Any other business that may properly come before the meeting.

|_| FOR                          |_| AGAINST                         |_| ABSTAIN

4. |_| I will be attending the meeting.

Address change and/or comments |_|


Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date:__________________________, 1999

-------------------------------------

-------------------------------------
Signature(s), Title(s), if applicable

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Votes MUST be indicated by |X| in Black or Blue ink.